AMENDMENT TO
                                            STOCK PLEDGE AGREEMENT



            AMENDMENT TO STOCK PLEDGE AGREEMENT entered into this 28th day of December, 1998, by and among RCM Technologies, Inc., a Nevada corporation, Cataract, Inc., a Pennsylvania corporation formerly known as CI Acquisition Corp., and James R. Affleck, Jr., Sarah B. Affleck, Joseph A. Marubbio, Paula Marubbio, Robert L. Starer and Merle A.
Starer.

                                                    BACKGROUND

                  A. The parties hereto entered into the Stock Pledge Agreement dated August 30, 1995 (the "Stock Pledge Agreement").

                  B. The parties hereto wish to amend certain provisions of the Pledge Agreement upon the terms and conditions set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the mutual promises contained herein and intending to be legally bound hereby, the parties agree as follows:

1. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Stock Pledge Agreement.

2. Paragraph 1(c) of the Stock Pledge Agreement is hereby amended to read in its entirety as follows:

                  (c) The term "Indemnity Obligation" as used herein shall mean all of the obligations of the Acquiree and Acquiree Shareholders of RCM and/or Acquiror under (i) the Merger Agreement, with the exception of Liquidated Damage Obligations, and (ii) the Agreement dated December 28, 1998 by and between Acquiror and the Acquiree Shareholders (the "Settlement Agreement").

3. Paragraph 1(e) of the Stock Pledge Agreement is hereby amended to read in its entirety as follows:

                  (e) The term "Obligations" as used herein shall mean all of the obligations of the Acquiree and Acquiree Shareholders of RCM and/or Acquiror under (i) the Merger Agreement, including but not limited to those specific obligations under paragraph 6, "Covenants of the Parties to this Agreement," paragraph 10, "Conditions Subsequent" and paragraph 11, "Indemnification" and
(ii) the Settlement Agreement.

4. Paragraph 1(f) of the Stock Pledge Agreement is hereby amended to read in its entirety as follows:

                  (f) The term "Pledged Stock" as used herein shall mean and include 60,000 of the Merger Shares together with all certificates, options, rights or other distributions issued as an

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addition to, in  substitution  of or in exchange for, or on account of, any such shares and all proceeds thereof, now or hereafter owned or acquired by Pledgors.

5. Paragraph 2(a) of the Stock Pledge Agreement is hereby amended to read in its entirety as follows:

                  (a) As collateral security for the prompt satisfaction of all Obligations of Acquiree Shareholders, Pledgors hereby pledge, assign, hypothecate, deliver and set over to Pledgee all of the Pledged Stock and hereby grant Pledgee a lien on and security interest in all of the Pledged Stock and the proceeds thereof.

6. Subparagraph 4(b)(ii) of the Stock Pledge Agreement is hereby amended to read in its entirety as follows:

     (ii) If a Pledgor fails to (A) elect and perform under subparagraph (i) above within the required time or (B) satisfy any other Obligation other than a Liquidated Damages Obligation, then and in that event, if such default continues, Pledgee may, in addition to any other available remedy, upon ten (10) days prior written notice to Pledgors, but without any further demand of performance or other demand, advertisement or further notice of any kind to or upon Pledgors or any other person (all and each of which demands, advertisements and notices are, to the extent permitted by law, hereby expressly waived), forthwith collect, receive, appropriate and realize upon the Pledged Stock or any part thereof and may forthwith sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver the Pledged Stock or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of Pledgee's offices or elsewhere at such prices and on such terms (including, but without limitation, a requirement that any purchaser of all or any part of the Pledged Stock purchase the shares constituting the Pledged Stock for investment and without any intention to make a distribution thereof) as it may deem best, for cash or on credit, for future delivery without assumption of any credit risk, with the right to Pledgee or any purchaser upon any such sale or sales, public or private, to purchase the whole or any part of the Pledged Stock so sold free of any right or equity of redemption in Pledgors, which right or equity is hereby expressly waived and released. Notwithstanding any other provision hereof, in the event of a disposition of Pledged Stock arising from the failure of any Pledgor to otherwise satisfy such Shareholder's Allocable Share of any Obligation, the Pledged Stock of that Pledgor shall be disposed of prior to the disposition of Pledged Stock owned by any other Pledgors.

7. Subparagraph 4(e) of the Stock Pledge Agreement is hereby amended to read in its entirety as follows:

                  (e) Notwithstanding anything to the contrary contained herein, upon the occurrence of a default by the Acquiree Shareholders upon any of their Obligations, which default would entitle Pledgee to exercise its rights under subparagraphs 4(a)(iv) or 4(b)(ii) hereof, Pledgee in its sole discretion shall be entitled to, without notice hereunder, cause the Pledged Stock to be transferred into its name, into the name of any purchaser, its nominee, to dispose of the Pledged Stock, to realize upon any and all rights in the Pledged Stock then held by

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Pledgee,  or to otherwise  take any actions  with respect to the Pledged  Stock.
Except to the extent otherwise prohibited by applicable law, in addition to any rights or remedies available in law or equity and in addition to the provisions contained in any other agreement relating to the Pledged Stock, Pledgee shall not be required to marshal the Pledged Stock or any other security for or guarantee of the Obligations of Pledgors or to resort to the Pledged Stock or any other security or guaranty in any particular order and all of Pledgee's rights hereunder and under any other agreements directly or indirectly related thereto shall be cumulative. Furthermore, Pledgors do hereby agree to execute and deliver or cause to be executed and delivered such instruments, documents, assignments, waivers, certificates, and affidavits and supply or cause to be supplied such further information and take such further action as Pledgee shall require in connection with any such transfer or sales of the Pledged Stock. However, failure of Pledgors to cooperate in executing, delivering or causing to be executed and delivered, such instruments, documents, assignments and the like, shall not hereby affect the rights of Pledgee to act upon or otherwise cause the Pledged Stock to be transferred, sold or disposed of hereunder.

8. Subparagraph 5(c) of the Stock Pledge Agreement is hereby amended to read in its entirety as follows:

                  (c) The shares of the Pledged Stock constitute all of the issued and outstanding shares of the issuer thereof owned of record by, beneficially owned by, or owned in trust for Pledgors as of the date of the Stock Pledge Agreement.

9. Paragraph 8 of the Stock Pledge Agreement is hereby amended to read in its entirety as follows:

                  8.       Term.

                  This Pledge Agreement shall expire upon the satisfaction of Acquiree Shareholders' obligations under Section 1(a), Section 1(b), the penultimate sentence of Section 1(c) and Section 2 of the Settlement Agreement. Upon such expiration, the Pledge Agreement dated the date hereof by and between Pledgee and the Acquiree Shareholders shall become effective and shall be deemed to have amended and restated this Agreement in its entirety, and the then remaining shares of Pledged Stock, if any, shall be returned to the Acquiree Shareholders, subject to the Irrevocable Proxies granted to Pledgee, as provided in the Settlement Agreement. The certificates evidencing the then remaining shares of Pledged Stock will not bear any legend restricting the transfer thereof.

10. In all other respects, the Stock Pledge Agreement is hereby ratified, approved and confirmed.






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                  IN WITNESS  WHEREOF,  the parties have  executed and delivered this Amendment to Stock Pledge Agreement as of the date first above written.


                             RCM TECHNOLOGIES, INC.


                             By:    _____________________________
                                    Name:
                                    Title:


                             CATARACT, INC. (formerly CI Acquisition Corp.)


                             By:    _____________________________
                                    Name:
                                    Title:



                              James R. Affleck, Jr.


                                Sarah B. Affleck


                               Joseph A. Marubbio


                                 Paula Marubbio


                                Robert L. Starer


                                 Merle A. Starer